UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2002

HOLLIS-EDEN PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24672	13-3697002
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4435 Eastgate Mall, Suite 400

San Diego, California 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 587-9333

Item 5.	Other Events and Required FD Disclosure.

On September 10, 2003, Hollis-Eden Pharmaceuticals, Inc. (the “Company”) presented at the Roth Capital Partners New York Conference. A copy of the Company’s presentation is attached hereto as Exhibit 99.1.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Number	Description
99.1	Presentation delivered by the Company on September 10, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLIS-EDEN PHARMACEUTICALS, INC.

Dated:	September 24, 2003	By:	/s/ ERIC J. LOUMEAU
Eric J. Loumeau
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

99.1	Presentation delivered by the Company on September 10, 2003.